UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2007
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                  06-1377322
------------------------------  -------------------------   --------------------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
  of incorporation or                                        Identification No.)
    organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 2.02:  Results of Operations and Financial Condition
            ---------------------------------------------

            On January 24, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the three and twelve months ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 7.01:  Regulation FD Disclosure
            ------------------------

            On January 24, 2007, the Company announced that its Board of Directors declared a $0.25 per share dividend, payable on February 15, 2007 to shareholders of record at February 5, 2007.
            The announcement was included as part of the earnings release issued by the Company on January 24th and is incorporated into this Item
            7.01 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit 99.1 regarding the announcement of the dividend declaration, and not with respect to any information furnished under Item 2.02 of this Form 8-K.)

ITEM 9.01:  Financial Statements and Exhibits
            ---------------------------------

        (c) Attached as Exhibit 99.1 is a press release issued by the Company on January 24, 2007, reporting its earnings for the three and twelve months ended December 31, 2006.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2007               NEW YORK COMMUNITY BANCORP, INC.
       ----------------

                                      /s/ Joseph R. Ficalora
                                      ----------------------
                                      Joseph R. Ficalora
                                      Chairman, President, and Chief Executive
                                      Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                    Description
--------------                    -----------

Exhibit 99.1                      Press release issued on January 24, 2007.